UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 27, 2011

Genesee & Wyoming Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Field Point Road, Greenwich, Connecticut		06830
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 629-3722

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2011, the stockholders of Genesee & Wyoming Inc. (the “Company”) approved the Second Amended and Restated 2004 Omnibus Incentive Plan (the “Omnibus Plan”) at the Company’s annual meeting of stockholders. The Omnibus Plan became effective as of the date of such stockholders’ approval. A description of the Omnibus Plan is set forth in the Company’s proxy statement, dated April 15, 2011, for its 2011 annual meeting of stockholders (the “Proxy Statement”), under “Proposal Two: Adoption of our Second Amended and Restated 2004 Omnibus Incentive Plan” starting at page 55, which is incorporated herein by reference. The description is qualified in its entirety by reference to a copy of the Omnibus Plan attached to the Proxy Statement as Annex I, which is also incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The Company’s 2011 annual meeting of stockholders was held on May 26, 2011.

(b) The stockholders considered six proposals, each of which is described in more detail in the Proxy Statement. A total of 37,905,515 shares of Class A common stock, or 95.69%, were present in person or by proxy at the annual meeting. A total of 2,356,130 shares of Class B common stock, or 100%, were present in person or by proxy at the meeting. The holders of the Company’s Class B common stock are entitled to ten votes for each share of Class B common stock held. The final voting results for each matter submitted to a vote of stockholders at the annual meeting are as follows:

Proposal 1: Election of Directors. The stockholders voted to elect the following individuals as Class I directors of the Company, each for a three-year term expiring in 2014, or until their successors have been duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mortimer B. Fuller III	57,469,866	1,270,347	2,726,602
John C. Hellmann	57,520,990	1,219,223	2,726,602
Robert M. Melzer	57,070,121	1,670,092	2,726,602

Directors whose terms of office continued after the annual meeting are: David C. Hurley, Øivind Lorentzen, Michael Norkus, Peter O. Scannell, Mark A. Scudder and Philip J. Ringo.

Proposal 2: Ratification of the Company’s Second Amended and Restated 2004 Omnibus Incentive Plan. The adoption of the Company’s Omnibus Plan was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,518,774	18,996,873	224,566	2,726,602

Proposal 3: Approval of the Company’s Restated Certificate of Incorporation. The amendment and restatement of the Company’s Restated Certificate of Incorporation was approved as follows:

Class A Votes For	Class A Votes Against	Class A Abstentions	Class A Broker Non-Votes
27,786,955	10,080,645	37,915	0

Class B Votes For	Class B Votes Against	Class B Abstentions	Class B Broker Non-Votes
23,561,300	0	0	0

Classes A and B Votes For	Classes A and B Votes Against	Classes A and B Abstentions	Classes A and B Broker Non-Votes
51,348,255	10,080,645	37,915	0

A copy of the Restated Certificate of Incorporation is attached to the Proxy Statement as Annex II, which is incorporated herein by reference.

Proposal 4: Advisory Vote on Executive Compensation. The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,443,358	8,241,392	55,463	2,726,602

Proposal 5: Frequency of Advisory Vote on Executive Compensation. The stockholders voted for three years with respect to the frequency with which stockholders are provided an advisory, non-binding vote on the compensation paid to our named executive officers as follows:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstentions	Broker Non-Votes
23,760,523	311,255	28,279,855	6,388,580	2,726,602

Proposal 6: Ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,350,131	1,084,630	32,054	0

(d) In light of the votes cast by the stockholders on the frequency of the advisory vote on executive compensation, and consistent with the Company’s recommendation, the Company’s board of directors currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every three years until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

Item 9.01 Exhibits

(d) Exhibits

For a list of exhibits, see the Exhibit Index in this Report, which is incorporated into this Item 9.01 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2011

GENESEE & WYOMING INC.

By:	/s/ Allison M. Fergus
Name: Allison M. Fergus
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Restated Certificate of Incorporation (incorporated herein by reference to Annex II to the Company’s Definitive Proxy Statement on Schedule 14A dated April 15, 2011)

10.1	Second Amended and Restated 2004 Omnibus Incentive Plan (incorporated herein by reference to Annex I to the Company’s Definitive Proxy Statement on Schedule 14A dated April 15, 2011)

99.1	The section entitled “Proposal Two: Adoption of our Second Amended and Restated 2004 Omnibus Incentive Plan” starting at page 55 of the Company’s Definitive Proxy Statement on Schedule 14A dated April 15, 2011 is incorporated herein by reference